UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 15, 2003
                                                 -------------------------------


MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement relating to the MASTR Alternative Loan Trust 2003-7 Mortgage Pass-Through Certificates, Series 2003-7)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                 333-106982                06-1204982
--------------------------------------------------------------------------------
     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York                     10019
--------------------------------------------------------------------------------
      (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                   -----------------------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.       Other Events
              ------------

            On August 5, 2003, a registration statement on Form S-3 (the "Registration Statement") for Mortgage Asset Securitization Transactions, Inc. (the "Company") was declared effective. Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association (the "PSA")), furnished to the Company by UBS Securities LLC (the "Underwriter") in respect of the Company's proposed offering of certain classes of the MASTR Alternative Loan Trust 2003-7, Mortgage Pass-Through Certificates, Series 2003-7 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Computational Materials by reference in the Registration Statement.

            Any statement or information contained in the attached Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                       Description
-----------------                                 -----------
      99.1                                        Computational Materials
                                                  prepared by UBS Securities LLC
                                                  in connection with certain
                                                  classes of the MASTR
                                                  Alternative Loan Trust 2003-7
                                                  Mortgage Pass Through
                                                  Certificates, Series 2003-7

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


October 22, 2003

                                   By:    /s/ Glenn McIntyre
                                      ----------------------------------------
                                       Name:  Glenn McIntyre
                                       Title: Associate Director


                                   By:        /s/ Steve Warjanka
                                      ----------------------------------------
                                       Name:  Steve Warjanka
                                       Title: Associate Director

                                INDEX TO EXHIBITS


                                                                    Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
99.1                      Computational Materials                  E
                          prepared by UBS Securities
                          LLC in connection with
                          certain classes of the MASTR
                          Alternative Loan Trust
                          2003-7 Mortgage Pass-Through
                          Certificates, Series 2003-7